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                                                                    Exhibit 10.2
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         This Assignment and Assumption Agreement is made and entered into as of December 1, 1997, by and between THE BANK OF NEW YORK (the "Assignor") and BANK HOPOALIM, B.M. (the "Assignee").


                                 R E C I T A L S

         A. The Assignor, certain other lenders (together with any prior assignees, the "Lenders") and The Bank of New York, as agent (the "Agent"), are parties to that certain Credit Agreement dated as of November 21, 1997 (the "Credit Agreement") with New Plan Realty Trust, a Massachusetts business trust (the "Borrower"). Pursuant to the Credit Agreement, the Lenders agreed to make Revolving Credit Loans under Commitments in the aggregate amount of $50,000,000, subject to Commitment Increases, as provided in Section 2.20 thereof. The amount of the Assignor's Commitment (before giving effect to this Assignment) is specified in Item 1 of Schedule 1 hereto. The outstanding principal amount of the Assignor's Loans under its Commitment (before giving effect to this Assignment) is specified in Item 2 of Schedule 1 hereto. All capitalized terms not otherwise defined herein are used herein as defined in the Credit Agreement.

         B. The Assignor wishes to sell and assign to the Assignee, and the Assignee wishes to purchase and assume from the Assignor, (i) the portion of the Assignor's Commitment specified in Item 3 of Schedule 1 hereto (the "Assigned Commitment") and (ii) the portion of the Assignor's Loans specified in Item 5 of
Schedule 1 hereto (the "Assigned Loans").

         The parties agree as follows:


         1. Assignment. Subject to the terms and conditions set forth herein and in the Credit Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse, on the date set forth above (the "Assignment


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Date") (a) all right, title and interest of the Assignor to the Assigned Loans and (b) all obligations of the Assignor under the Credit Agreement with respect to the Assigned Commitment and as a "Lender" thereunder. As full consideration for the sale of the Assigned Loans and the Assigned Commitment, the Assignee shall pay to the Assignor on the Assignment Date the principal amount of the Assigned Loans (the "Purchase Price").

         2. Representation and Warranties. Each of the Assignor and the Assignee represents and warrants to the other that (a) it has full power and legal right to execute and deliver this Agreement and to perform the provisions of this Agreement; (b) the execution, delivery and performance of this Agreement have been authorized by all action, corporate or otherwise, and do not violate any provisions of its charter or by-laws or any contractual obligations or requirement of law binding on it; and (c) this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         3. Condition Precedent. The obligations of the Assignor and the Assignee hereunder shall be subject to the fulfillment of the condition that the Assignor shall have (a) received payment in full of the Purchase Price, and (b) complied with the other applicable provisions of Section 11.7 of the Credit Agreement.

         4. Notice of Assignment. The Assignor agrees to give notice of the assignment and assumption of the Assigned Loans and the Assigned Commitment to the Agent and the Borrower and hereby instructs the Agent and the Borrower to make all payments with respect to the Assigned Loans and the Assigned Commitment directly to the Assignee at the applicable Lending Offices specified in Item 6 on Schedule 1 hereto, or to the Agent for the account of the Assignee as a Lender (in either case, as required by the terms of the Credit Agreement); provided, however, that the Borrower and the Agent shall be entitled to continue to deal solely and



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directly with the Assignor in connection with the interests so assigned until the Agent and the Borrower, to the extent required by Section 11.7 of the Credit Agreement, shall have received notice of the assignment, the Borrower and the Agent shall have consented in writing thereto, and the Agent shall have recorded and accepted this Agreement and received the Assignment Fee required to be paid pursuant to Section 11.7 of the Credit Agreement. From and after the date (the "Assignment Effective Date") on which the Agent shall notify the Borrower and the Assignor that the requirements set forth in the foregoing sentence shall have occurred and all consents (if any) required shall have been given, (i) the Assignee shall be deemed to be a party to the Credit Agreement and, to the extent that rights and obligations thereunder shall have been assigned to Assignee as provided in such notice of assignment to the Agent, shall have the rights and obligations of a Lender under the Credit Agreement, and (ii) the Assignee shall be deemed to have appointed the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The Assignee agrees that the provisions of
Section 10 of the Credit Agreement are hereby incorporated into this Agreement by this reference, as if fully set forth herein at length. After the Assignment Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the Assignee. The Assignor and Assignee shall make all appropriate adjustment in payments under the Assigned Loans and the Assigned Commitment for periods prior to the Assignment Effective Date hereof directly between themselves. The Assignee agrees to deliver to the Borrower and the Agent such Internal Revenue Service forms as may be required to establish that the Assignee is entitled to receive payments under the Credit Agreement without deduction or withholding of tax.



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         5. Independent Investigation. The Assignee acknowledges that it is purchasing the Assigned Loans and the Assigned Commitment from the Assignor totally without recourse and, except as provided in Section 2 hereof, without representation or warranty. The Assignee further acknowledges that it has made its own independent investigation and credit evaluation of the Borrower in connection with its purchase of the Assigned Loans and the Assigned Commitment. Except for the representations or warranties set forth in Section 2, the Assignee acknowledges that it is not relying on any representation or warranty of the Assignor, expressed or implied, including without limitation, any representation or warranty relating to the legality, validity, genuineness, enforceability, collectibility, interest rate, repayment schedule or accrual status of the Assigned Loans or the Assigned Commitment, the legality, validity, genuineness or enforceability of the Credit Agreement, the related Notes, or any other Loan Document referred to in or delivered pursuant to the Credit Agreement, or financial condition or creditworthiness of the Borrower or any other Person. The Assignor has not and will not be acting as either the representative, agent or trustee of the Assignee with respect to matters arising out of or relating to the Credit Agreement or this Agreement. From and after the Assignment Effective Date, except as set forth in Section 4 above, the Assignor shall have no rights or obligations with respect to the Assigned Loans or the Assigned Commitments.

         6. Consent of the Borrower and Agent; Exchange of Notes. Pursuant to the provisions of Section 11.7 of the Credit Agreement, and to the extent required thereby, the Borrower and Agent, by signing below, consents to this Agreement and to the assignment contemplated herein. The Borrower further agrees upon receipt of the Assignor's Note, to execute and deliver:

         (a) to the Assignee, a Note, in an aggregate principal amount of $10,000,000.



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         (b) to the Assignor, a Note, in an aggregate principal amount of
$20,000,000.

                  At the request of the Borrower, the Lender whose obligations under its Note have been fully paid or who has received a replacement Note pursuant to the foregoing, shall promptly return to the Borrower its Note or superseded Note, as the case may be, or other evidence that such Lender has received full payment of such obligations or a replacement Note in respect of such superseded Note.

         7. Method of Payment. All payments to be made by either party hereunder shall be in funds available at the place of payment on the same day and shall be made by wire transfer to the account designated by the party to receive payment.

         8. Integration. This Agreement shall supersede any prior agreement or understanding between the parties (other than the Credit Agreement) as to the subject matter hereof.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon both parties, their successors and assigns.

         10. Headings. Section headings have been inserted herein for convenience only and shall not be construed to be a part hereof.

         11. Amendments; Waivers. This Agreement may not be amended, changed, waived or modified except by a writing executed by the parties hereto, and may not be amended, changed, waived or modified in any manner inconsistent with
Section 11.7 of the Credit Agreement without the prior written consent of the Agent.

         12. Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of, the State of New York.




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         13. Limited Recourse Obligations. This Agreement and all documents, agreements, understandings and arrangements relating to this transaction have been negotiated, executed and delivered on behalf of the Borrower by the trustees or officers thereof in their representative capacity under the Declaration of Trust, and not individually, and bind only the trust estate of the Borrower, and no trustee, officer, employee, agent or shareholder of the Borrower shall be bound or held to any personal liability or responsibility in connection with the agreements, obligations and undertakings of the Borrower hereunder, and any person or entity dealing with the Borrower in connection therewith shall look only to the trust estate for the payment of any claim or for the performance of any agreement, obligation or undertaking thereunder. The Agent and each Lender hereby acknowledge and agree that each agreement and other document executed by the Borrower in accordance with or in respect of this transaction shall be deemed and treated to include in all respects and for all purposes the foregoing exculpatory provision.


                                            THE BANK OF NEW YORK



                                            By: /s/ ANDREA STUART
                                               -----------------------------
                                               Andrea Stuart
                                               Vice President


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                                            BANK HAPOALIM, B.M.

                                            By: /s/ SHAUN BREIDBART
                                               -----------------------------
                                               Shaun Breidbart
                                               Vice President



Consented to:

NEW PLAN REALTY TRUST


By: /s/ DEAN BERNSTEIN
   -----------------------------
   Dean Bernstein
   Vice President



THE BANK OF NEW YORK, as Agent


By: /s/ ANDREA STUART
   -----------------------------
   Andrea Stuart
   Vice President




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